UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2011

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 30, 2011, Windstream Corporation, a Delaware corporation (“Windstream”), completed its previously announced acquisition of PAETEC Holding Corp., a Delaware corporation (“PAETEC”). In the transaction, Peach Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Windstream (“Merger Sub”), merged with and into PAETEC (the “Merger”), which continued as the surviving corporation of the Merger and as a wholly-owned subsidiary of Windstream. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of July 31, 2011, among PAETEC, Merger Sub and Windstream (the “Merger Agreement”), which was adopted by PAETEC’s stockholders at a special meeting held on October 27, 2011. Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, each issued and outstanding share of PAETEC common stock (except shares cancelled in accordance with the Merger Agreement) were converted into the right to receive 0.460 shares of common stock of Windstream. The Merger became effective at 11:59 p.m. (Eastern Time) on November 30, 2011, as set forth in the certificate of merger that was accepted for filing by the Secretary of State of the State of Delaware on such date.

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in the Introductory Note to this report is incorporated herein by reference.

In connection with and upon the consummation of the Merger, Windstream executed a separate Guaranty, each dated as of December 1, 2011 (the “Parent Guaranties”), with respect to PAETEC’s 9.5% senior notes due 2015 (the “9.5% Senior Notes due 2015”), 8 7/8% senior secured notes due 2017 (the “8 7/8% Senior Secured Notes due 2017”), and 9 7/8% senior notes due 2018 (the “9 7/8% Senior Notes due 2018”), respectively. Pursuant to the Parent Guaranties, Windstream guaranteed the payment and performance of the notes and PAETEC’s other obligations under the indentures related thereto.

The 9.5% Senior Notes due 2015

At November 30, 2011, the aggregate principal amount outstanding with respect to the 9.5% Senior Notes due 2015 was approximately $300.0 million. The 9.5% Senior Notes due 2015 accrue interest at a rate of 9.5% per year. Interest is payable semi-annually in arrears on January 15 and July 15 of each year and commenced on January 15, 2008. The 9.5% Senior Notes due 2015 will mature on July 15, 2015.

The 8 7/8% Senior Secured Notes due 2017

At November 30, 2011, the aggregate principal amount outstanding with respect to the 8 7/8% Senior Secured Notes due 2017 was approximately $650.0 million. The 8 7/8% Senior Secured Notes due 2017 accrue interest at a rate of 8 7/8% per year. Interest is payable semi-annually in arrears on June 30 and December 31 of each year and commenced on December 31, 2009. The 8 7/8% Senior Secured Notes due 2017 will mature on June 30, 2017.

The 9 7/8% Senior Notes due 2018

At November 30, 2011, the aggregate principal amount outstanding with respect to the 9 7/8% Senior Notes due 2018 was approximately $450.0 million. The 9 7/8% Senior Notes due 2018 accrue interest at a rate of 9 7/8% per year. Interest is payable semi-annually in arrears on June 1 and December 1 of each year and commenced on June 1, 2011. The 9 7/8% Senior Notes due 2018 will mature on December 1, 2018.

The foregoing summary of the Parent Guaranties are not complete and are qualified in their entirety by reference to the Parent Guaranties, which are filed as Exhibits 4.1, 4.2 and 4.3 to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 to this report is incorporated herein by reference.

The trustee of or holders of at least 25% in aggregate principal amount of the outstanding 9.5% Senior Notes due 2015, 8 7/8% Senior Secured Notes due 2017, or the 9 7/8% Senior Notes due 2018, as applicable, may declare 100% of the principal of, premium, if any, and accrued and unpaid interest on such notes to be due and payable immediately if specified events of default occur and are continuing. Events of default include, with certain specified exceptions and qualifications, the following events: the failure to pay the principal of any note when due and payable at its stated maturity or upon acceleration, redemption or otherwise; the failure to make payment of interest on any note when due and payable; a default in the performance of or breaches of other provisions of the indenture governing the respective notes, under the notes, or, with respect to the 8 7/8% Senior Secured Notes due 2017, under any collateral agreement; a default on certain other outstanding indebtedness or a failure to discharge certain judgments; certain events of bankruptcy, insolvency or reorganization relating to PAETEC or any significant subsidiary; the failure of certain subsidiary guarantees to be in full force and effect or the denial by a subsidiary guarantor of its obligations under its guarantee; and, with respect to the 8 7/8% Senior Secured Notes due 2017, the failure of any agreement with respect to the assets securing such notes as collateral to cease to be in full force and effect with respect to a material portion of such collateral, or to cease to give the collateral agent for the benefit of the holders of the 8 7/8% Senior Secured Notes due 2017 the liens, rights, powers and privileges in any material portion of such collateral. Upon the occurrence of any of the foregoing events of bankruptcy, insolvency or reorganization, payment under either the 9.5% Senior Notes due 2015, 8 7/8% Senior Secured Notes due 2017, or the 9 7/8% Senior Notes due 2018 will become immediately due and payable without any act on the part of the trustee or any holder of such notes.

Item 8.01 Other Events.

The information provided in the Introductory Note to this report is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon, as trustee under the Indenture, dated as of July 10, 2007, as amended and supplemented, regarding the 9.5% Senior Notes due 2015

4.2	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon, as trustee under the Indenture, dated as of June 29, 2009, as amended and supplemented, regarding the 8 7/8% Senior Secured Notes due 2017

4.3	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon as trustee under the Indenture, dated as of December 2, 2010, as amended and supplemented, regarding the 9 7/8% Senior Notes due 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel

December 2, 2011

EXHIBIT INDEX

Exhibit Number	Description

4.1	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon, as trustee under the Indenture, dated as of July 10, 2007, as amended and supplemented, regarding the 9.5% Senior Notes due 2015

4.2	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon, as trustee under the Indenture, dated as of June 29, 2009, as amended and supplemented, regarding the 8 7/8% Senior Secured Notes due 2017

4.3	Guaranty, dated as of December 1, 2011, by Windstream Corporation in favor of The Bank of New York Mellon as trustee under the Indenture, dated as of December 2, 2010, as amended and supplemented, regarding the 9 7/8% Senior Notes due 2018